Exhibit 28a (22) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 40

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2012, to become effective on August 1, 2012.

WITNESS the due execution hereof this 18th day of May, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 41

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective on December 31, 2012.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 42

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Capital Appreciation Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective on January 18, 2013.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas P. Constantakis	/s/ Charles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 43

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of December, 2012, to become effective at the close of business on April 19, 2013.

WITNESS the due execution hereof this 13th day of December, 2012.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ Nicholas p. Constantakis	/s/ Chafles F. Mansfield, Jr.
Nicholas P. Constantakis	Charles F. Mansfield, Jr.

/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED EQUITY FUNDS

Amendment No. 44

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2013, to become on the 1st day of August, 2013.

WITNESS the due execution hereof this 17th day of May, 2013.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John F. Cunningham	/s/ Charles F. Mansfield, Jr.
John F. Cunningham	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED EQUITY FUNDS

Amendment No. 45

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of August, 2013, to become on the 19th day of September, 2013.

WITNESS the due execution hereof this 16th day of August, 2013.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr..
John F. Donahue	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden
Peter E. Madden

FEDERATED EQUITY FUNDS

Amendment No. 46

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the day of November, 2013, to become on .

WITNESS the due execution hereof this day of November, 2013.

John F. Donahue	Charles F. Mansfield, Jr.

John T. Collins	Thomas M. O’Neill

J. Christopher Donahue	P. Jerome Richey

Maureen Lally-Green	John S. Walsh

Peter E. Madden